10/520/720

Notice

JARED J. DEVRIES; SPOTLIGHT INNOVATION INC. 15342 LAMBERT DRIVE CLEAR LAKE, IA 50428 **BORROWER'S NAME AND ADDRESS** "I" includes each borrower above, jointly and severally.	DENVER SAVINGS BANK 121 S STATE ST. DENVER, IA 50622 **LENDER'S NAME AND ADDRESS** "You" means the lender, its successors and assigns.	PORT # 2300 Loan Number 50811 Date 04-04-2014 Maturity Date 04-01-2017 Loan Amount $ 752,325.00 Renewal Of

For value received, I promise to pay to you, or your order, at your address listed above the **PRINCIPAL** sum of SEVEN HUNDRED FIFTY TWO THOUSAND THREE HUNDRED TWENTY FIVE AND NO/100 Dollars $ 752,325.00

☐ **Single Advance:** I will receive all of this principal sum on ______. No additional advances are contemplated under this note.

☒ **Multiple Advance:** The principal sum shown above is the maximum amount of principal I can borrow under this note. On 04-04-2014 I will receive the amount of $~~200,000.00~~ $2,325.00 and future principal advances are contemplated.

Conditions: The conditions for future advances are IN WRITING BY FAX, MAIL OR EMAIL AND TO BE APPROVED BY BOTH JARED J. DEVRIES AND SPOTLIGHT INNOVATIONS, INC.

☒ **Open End Credit:** You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on 04-01-2017.

☐ **Closed End Credit:** You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from 04-04-2014 at the rate of 4.250 % per year until 04-01-2017.

☐ **Variable Rate:** This rate may then change as stated below.

☐ **Index Rate:** The future rate will be ______ the following index rate: ______

☐ **No Index:** The future rate will not be subject to any internal or external index. It will be entirely in your control.

☐ **Frequency and Timing:** The rate on this note may change as often as ______.

A change in the interest rate will take effect ______.

☐ **Limitations:** During the term of this loan, the applicable annual interest rate will not be more than ______ % or less than ______ %. The rate may not change more than ______ % each ______.

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

☐ The amount of each scheduled payment will change. ☐ The amount of the final payment will change.

☐ ______.

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

☒ on the same fixed or variable rate basis in effect before maturity (as indicated above).

☐ at a rate equal to ______.

☒ **LATE CHARGE:** If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5.000% OF THE LATE AMOUNT WITH A MIN OF $5.00 AND A MAX OF $50.00.

☒ **ADDITIONAL CHARGES:** In addition to interest, I agree to pay the following charges which ☒ are ☐ are not included in the principal amount above: SEE DISBURSEMENT AUTHORIZATION.

PAYMENTS: I agree to pay this note as follows:

ON DEMAND, BUT IF NO DEMAND IS MADE THEN QUARTERLY PAYMENTS OF ACCRUED INTEREST CALCULATED ON THE AMOUNT OF CREDIT OUTSTANDING BEGINNING ON 07-15-2014 AND PRINCIPAL DUE ON 04-01-2017. THE ACTUAL AMOUNT OF MY FINAL PAYMENT WILL DEPEND ON MY PAYMENT RECORD.

☐ **Unpaid Interest:** Any accrued interest not paid when due (whether due by reason of a schedule of payments or due because of Lender's demand) will become part of the principal thereafter, and will bear interest at the interest rate in effect from time to time as provided for in this agreement.

ADDITIONAL TERMS:

☒ If checked, this note is a credit agreement subject to Iowa Code § 535.17 and the following notice is applicable to this note.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THESE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

☒ **SECURITY:** This note is separately secured by (describe separate document by type and date):

ASSIGNMENT OF GUARDIAN LIFE CASH VALUE LIFE INS POLICIES & CONTROL AGREEMENTS (2) DATED 04/04/2014

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is CAPITAL FOR INVESTMENT.

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

JARED J. DEVRIES

SPOTLIGHT INNOVATION INC.
BY CRISTOPHER GRUNEWALD, PRESIDENT AND CEO
CEO & President

Signature for Lender

JASON WALTERS, VICE-PRESIDENT

UNIVERSAL NOTE